ASSIGNMENT AND ASSUMPTION

FOR VALUE RECEIVED, GLOBAL HEALTHCARE REIT, INC., (“Assignor”), hereby transfers and assigns unto LV NURSING HOME, LLC, a Georgia limited liability company (“Assignee”), all of Assignor’s right, title and interest in and to that certain Purchase and Sale Agreement effective as of December 16, 2014, (the “Agreement”), relating to the Facility (as defined in the Agreement) commonly known as “Heritage at Longview Healthcare Center”, and located at 112 Ruthlynn Drive, Longview, Texas 75605.  Assignee hereby assumes all obligations of Assignors under the Agreement with respect to such Facility.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed and delivered as of the 22 day of January, 2015.

[Signatures on Next Page]

HNZW/489497_2.doc/4232-13

ASSIGNOR:

Global Healthcare REIT, Inc.,

a Utah corporation

By:__ _/s/ Christopher F. Brogdon

      Christopher F. Brogdon, President

ASSIGNEE:

LV Nursing Home, LLC,

a Georgia limited liability company

By:__ _/s/ Christopher F. Brogdon

      Christopher F. Brogdon, Manager

HNZW/489497_2.doc/4232-13